UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12.

Manitex International, Inc.

(Name of Registrant as Specified in Its Charter)

Tadano Ltd.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 13, 2024 (US Central Time), Tadano Ltd. issued the following document to its employees.

MANITEX ANNOUNCEMENT

TADANO AMERICA CORPORATION (“TAC”) TALKING POINTS

Announcement

-

At a Tadano Ltd. (“Tadano”) Board of Directors meeting held on September 12th 2024, Tadano Ltd. decided to acquire all of the shares of Manitex International, Inc. (“Manitex”) and has executed the relevant merger agreement for the acquisition.

-	The agreement has been approved by the boards of Tadano and Manitex.

-	The transaction is anticipated to close in the first quarter of 2025, subject to approval by Manitex shareholders, receipt of regulatory approvals and other customary closing conditions.

-	Upon completion of the transaction, Manitex will become a wholly owned subsidiary of Tadano and Manitex’s shares will no longer be listed on the Nasdaq.

Background:

-	Tadano’s Mid-Term management plan outlines our growth strategy and the objective to venture into new areas.

-	Tadano invested in Manitex in 2018 and currently holds 14.5% of Manitex’s shares.

-	The acquisition of Manitex will help us to further diversify our product portfolio while remaining 100% committed to the lifting equipment industry.

-	At the same time, it will lead to future growth that will help us to expand our global truck loader cranes and aerial work platforms ( especially in North America for TAC).

-	For our customers, this acquisition means that we will offer them a broader product portfolio to even better serve their lifting needs.

-	With the combined strength of Tadano and Manitex, we can support our customers in new areas, further innovate and ultimately bring more solutions for our customers and the industry.

About Manitex:

-	Manitex is a leading provider of:

○	mobile truck cranes (Brand: Manitex);

○	knuckle boom cranes (Brand: PM);

○	small electric cranes (Brand: Valla);

○	aerial work platforms (Brand: Oil & Steel); and

○	industrial lifting and rental solutions.

-	Manitex engineers and manufactures products in North America and Europe (Italy and Romania). Manitex distributes their products through independent dealers globally.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Manitex or the solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

ADDITIONAL INFORMATION REGARDING THE MERGER AND WHERE TO FIND IT

This communication relates to the proposed merger involving Manitex International, Inc. (“Manitex”), Tadano Ltd. (“Tadano”) and Lift SPC Inc., a wholly owned subsidiary of Tadano (“Merger Sub”), whereby Merger Sub shall be merged with and into Manitex (the “proposed merger”), with Manitex as the surviving corporation. The proposed merger will be submitted to the shareholders of Manitex for their consideration at a special meeting of the shareholders. In connection therewith, Manitex intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to Manitex’s shareholders when it becomes available, together with a proxy card, and a transaction statement on Schedule 13e-3 that will be filed jointly with Tadano. Manitex and Tadano may also file other relevant documents with the SEC regarding the proposed merger. INVESTORS AND SHAREHOLDERS ARE URGED, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, TO READ THE DEFINITIVE PROXY STATEMENT, SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto, the Schedule 13e-3 filing and other documents containing important information about Manitex, Tadano and the proposed merger, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the documents filed with the SEC can also be obtained on Manitex’s website at www.manitexinternational.com or by contacting Manitex’s Corporate Secretary at (708) 237-2052 or InvestorCom LLC, Manitex’s proxy solicitor, at (877) 972-0090 or proxy@investor-com.com.

This communication may be deemed to be solicitation material in respect of the proposed merger contemplated by the Agreement and Plan of Merger, by and among Tadano, Merger Sub and Manitex, dated as of September 12, 2024 (“Merger Agreement”).

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Manitex, Tadano and certain of their directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding Manitex’s directors and executive officers is contained in Manitex’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of shareholders, filed with the SEC on April 29, 2024, the proxy statement supplement, which was filed with the SEC on June 18, 2024, and Manitex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement, Schedule 13e-3 and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including statements concerning Tadano’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, as well as statements related to the expected timing, completion, financial benefits, and other effects of the proposed merger, may be forward-looking statements. These statements are based on current expectations of future events and may include words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates, expectations and assumptions and involve a number of known and unknown risks, uncertainties and other factors that could cause Tadano’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect Tadano’s business, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the Merger Agreement by the shareholders of Manitex, and the receipt of certain governmental and regulatory approvals in a timely manner or at all or that such approvals may be subject to conditions that are not anticipated, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on Tadano’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts Tadano’s current plans and operations and potential difficulties in Tadano’s employee retention as a result of the proposed merger, (vi) the outcome of any legal proceedings that may be instituted against Manitex or Tadano related to the Merger Agreement or the proposed merger, (vii) the risk that the proposed merger and its announcement could have an adverse effect on the ability of Tadano to retain and hire key personnel and to maintain relationships with customers, vendors, employees, shareholders and other business partners and on its operating results and business generally, (viii) the risk that Manitex’s business and/or Tadano’s business will be adversely impacted during the pendency of the acquisition, (ix) risks related to financial community and rating agency perceptions of Manitex or Tadano or their respective businesses, operations, financial condition and the industry in which they operate, (x) risks related to disruption of management attention from ongoing business operations due to the proposed merger, (xi) risks related to the potential impact of general economic, political and market factors on Manitex, Tadano or the proposed merger and (xii) expected cost savings, synergies and other financial benefits from the proposed merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of Manitex described in the “Risk Factors” section of Manitex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024; Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, filed on May 2, 2024, and June 30, 2024, filed on August 7, 2024; and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.manitexinternational.com/sec-filing/. Although Tadano believes that these statements are based upon reasonable assumptions, it cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and Tadano undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law.